EXHIBIT 10.60

                                                   AMENDMENT NO. 1
                                                         TO
                                                 TRADEMARK AGREEMENT


         AMENDMENT NO. 1 TO TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT made as of this 1st day of June, 1997 (this "Amendment"), by FARAH INCORPORATED, a Texas corporation ("Debtor"), with its principal place of business at 8889 Gateway West, El Paso, Texas 79925 to and in favor of CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Secured Party"), having an office at 1201 Main Street, Dallas, Texas 75202.


                                                 W I T N E S S E T H

         WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title and interest in and to the trademarks, trade names, terms, designs and applications therefor described in Exhibit A to that certain Trademark Collateral Assignment and Security Agreement dated as of August 2, 1990, between Secured Party and Debtor annexed thereto and made a part thereof (the "Security Agreement"); and

         WHEREAS, Secured Party and Debtor contemporaneously therewith entered into financing arrangements pursuant to which Secured Party has made and may continue to make loans and advances and provide other financial accommodations to Debtor as set forth in the Accounts Financing Agreement [Security Agreement], dated August 2, 1990, by and between Secured Party and Debtor and all agreements, documents and instruments executed and/or delivered in connection therewith or related thereto (all of the foregoing as the same may have been amended, modified, supplemented, extended, renewed, restated or replaced prior to the date hereof, being collectively referred to herein as the "Original Financing Agreements"); and

         WHEREAS, certain of the Original Financing Agreements are being amended and/or restated or confirmed as of the date hereof (as so amended and/or restated or confirmed, such agreements and all agreements, documents and instruments that now exist or at any time hereafter may be executed and/or delivered in connection therewith or are related thereto, as the same may have been or may be amended, modified, supplemented, extended, renewed, restated, replaced or confirmed are called the "Financing Agreements"); and

         WHEREAS, in order to induce Secured Party to enter into the Financing Agreements and make loans and advances and provide other financial accommodations to Debtor pursuant thereto, Debtor desires to confirm its grant to Secured Party of certain collateral security as set forth in the Security Agreement and to supplement such Security Agreement by adding Exhibit A to this Amendment to the Security Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

         1. Definitions. All capitalized terms used herein shall have the meaning assigned thereto in the other Financing Agreements, unless otherwise defined herein.

         2. Amendment and Supplement to Exhibit A. Exhibit A to the Security Agreement is hereby amended and supplemented by adding thereto Exhibit A hereto (the "Exhibit A Supplement"), as if the Exhibit Supplement were set forth and incorporated in Exhibit A to such Security Agreement and made an integral part thereof. All references in the Security Agreement to Exhibit A shall include the Exhibit A Supplement, as of the date hereof.

         3. General Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Secured Party pursuant to the Financing Agreements, Debtor hereby represents, warrants and covenants with and to Secured Party as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                  (a) No Event of Default exists on the date of this Amendment;

                  (b) This Amendment has been duly executed and delivered by Debtor and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Debtor enforceable against Debtor in accordance with their respective terms; and

                  (c) There is no lien, encumbrance, charge or security interest in the Trademarks set forth in the Exhibit A Supplement other than the lien of the Security Agreement.

         4. Conditions Precedent. The effectiveness of the other terms and conditions contained herein against Lender shall be subject to the satisfaction of each of the following:

                  (a) receipt by Secured Party of each of the following, in form and substance satisfactory to Secured Party and its counsel:

                        (i) an original of this Amendment, duly authorized, executed and delivered by Debtor; and

                        (ii) such agreements from participants as may be required to effectuate the terms and provisions of this Amendment; and

                  (b) all representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all respects; and

                  (c) no Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.

         5.    General.

               (a) The parties hereto acknowledge, confirm, and agree that the failure of any of Borrowers or any of Guarantors to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument by any of such parties at any time executed in connection herewith shall constitute an Event of Default under the Financing Agreements.

                  (b) Except as modified pursuant hereto and pursuant to all Financing Agreements as amended and restated or confirmed as of the date hereof, no other changes to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and other Financing Agreements with respect to the subject matter hereof, the terms of this Agreement shall control as to the subject matter hereof.

                  (c) The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.


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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date first written.

                                FARAH INCORPORATED


                                By:      /s/ Russell G.
                                Title:   Chief Financial Officer





ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)


By:     /s/ Mark Galovic, Jr.
Title:  Vice President




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STATE  OF TEXAS                                           )
                                                          )   SS.:
COUNTY OF EL PASO                                         )

The  foregoing  instrument  was  acknowledged  before me this 1st day of June,
1997,  as   Russell  G.  Gibson  of  FARAH INCORPORATED, a Texas corporation, on behalf of each of said corporation.



                                                /s/ Juan E. Portillo
                                                Notary Public, State of Texas



STATE  OF TEXAS                                           )
                                                          )   SS.:
COUNTY OF DALLAS                                          )

The  foregoing  instrument  was  acknowledged  before  me  this   1st     day of
June, 1997, by               Mark Galovic, Jr.              ,  as Vice President
of CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation, on behalf of said corporation.


                                                /s/ Marcy Chamberlain
                                                Notary Public, State of Texas

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